                                                                      EXHIBIT 24





                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                   /s/EARNEST W. DEAVENPORT, JR.
                                          --------------------------------------
                                          Earnest W. Deavenport, Jr.

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                       /s/REGINALD D. DICKSON
                                              ---------------------------------
                                              Reginald D. Dickson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                       /s/JAMES A. HASLAM, II
                                              ---------------------------------
                                              James A. Haslam, II

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                      /s/WARREN A. HOOD, JR.
                                             ----------------------------------
                                             Warren A. Hood, Jr.

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                       /s/WALTER G. KNESTRICK
                                              ---------------------------------
                                              Walter G. Knestrick

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                          /s/GENE C. KOONCE
                                                 ------------------------------
                                                 Gene C. Koonce

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                          /s/JAMES R. MARTIN
                                                 ------------------------------
                                                 James R. Martin

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                     /s/ROBERT A. MCCABE, JR.
                                            -----------------------------------
                                            Robert A. McCabe, Jr.

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                       /s/DALE W. POLLEY
                                              ---------------------------------
                                              Dale W. Polley

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                     /s/JAMES F. SMITH, JR.
                                            -----------------------------------
                                            James F. Smith, Jr.

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                       /s/CELIA A. WALLACE
                                              ---------------------------------
                                              Celia A. Wallace

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                      /s/TED H. WELCH
                                             ---------------------------------
                                             Ted H. Welch

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                        /s/J. KELLEY WILLIAMS
                                               ---------------------------------
                                               J. Kelley Williams

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                       /s/TOBY S. WILT
                                              ---------------------------------
                                              Toby S. Wilt

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE, and/or ARSHAD Q. "PAKU" KHAN his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company to fund a broad-based stock option plan (the "First American Corporation 1999 Broad-Based Stock Option Plan") or such other name as may be hereinafter designaged, an employee benefit plan, under the Securities Act of 1933 granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: January 21, 1999                      /s/WILLIAM S. WIRE, II
                                             ---------------------------------
                                             William S. Wire